NICHOLAS | APPLEGATE® Institutional Funds

Supplement to Class I, II & R Shares Prospectuses and

Statement of Additional Information dated July 31, 2007

December 13, 2007

On December 13, 2007, the Board of Trustees of the Nicholas-Applegate U.S. Small Cap Value Fund (the “Fund”) considered and approved a Plan of Liquidation providing for the liquidation and dissolution of the Fund.  The Trustees based their decision in part on the recommendation of the Investment Adviser in light of its decision to exit the U.S. Small Cap Value strategy.

The Fund’s liquidation will occur on December 31, 2007.  Any shares outstanding at the final liquidation will be automatically redeemed as of that date.  Prior to the Fund’s liquidation and dissolution, Shareholders will be entitled to exchange out of the Fund or redeem their shares in the manner set forth in the section entitled “Simplified Account Information” in the Fund’s current prospectus.  Redemptions and exchanges associated with the Fund’s liquidation may result in a taxable event for shareholders.  Shareholders should verify their tax liabilities with their tax professionals.

Further details of liquidation and redemption of shares will be provided to shareholders of the Fund.